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                                                                 EXHIBIT 10.1



                          REGISTRATION RIGHTS AGREEMENT

         AGREEMENT dated as of August 27, 1999, among Premier Research Worldwide, Ltd, a Delaware corporation ("Company"), and each of the persons listed on the signature page hereto ("Holders").

                              Preliminary Statement

         The Holders on this date have acquired, in the aggregate, 2,678,000 shares of the Common Stock, par value $.01 per share ("Registrable Securities"), of the Company. The Company has agreed to provide to the Holders certain registration rights, as more fully set forth herein.

         THEREFORE, the parties hereto do hereby agree as follows:

         1.  Registration Rights.

             The Company shall promptly prepare and file a Registration Statement on Form S-3 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act") covering the Registrable Securities and shall use reasonable efforts to cause such Registration Statement to become effective as promptly as feasible. The Company shall cause the Registration Statement to remain effective until the earlier to occur of the following: (i) all shares subject to the registration have been sold in accordance with the terms thereof or (ii) all of the shares are able to be sold without volume limitation pursuant to Rule 144 promulgated under the Securities Act.

         If, at any time that the Registration Statement is effective the Board of Directors of the Company determines, in good faith, that a sale of Common Stock pursuant to the Registration Statement would require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential, the Company may give the Holders notice that they may not sell Registrable Securities during the time such restriction is advisable; provided, however, that the period sales are not permitted shall not exceed a period of 75 consecutive days or more than 105 days in any one-year period.

         2. Registration Procedures. The Company will:

            (a) prepare and file with the Commission the Registration
         Statement, and use its best efforts to cause the Registration Statement to become and remain effective for such period as is specified in paragraph 1;


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            (b) prepare and file with the Commission such amendments to the
         Registration Statement and supplements to the prospectus contained therein as may be necessary to keep the Registration Statement effective for such period as is specified in paragraph 1;

            (c) furnish to Holders such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as the Holders may reasonably request in order to facilitate the public offering of Registrable Securities;

            (d) prepare and promptly file with the Commission and promptly notify Holders of the filing of such amendment or supplement to the Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

         3. Expenses. With respect to any registration of shares pursuant to paragraph 1, the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, all internal Company expenses, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel and accountants for Holders and any other expenses incurred by Holders not expressly included above shall be borne by Holders.

         4. Indemnification.

            (a) The Company will indemnify and hold harmless each Holder and any underwriter (as defined under the Securities Act) for such Holder from and against any and all loss, damage, liability, cost and expense to which such Holder or any such underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by such Holder or such underwriter for inclusion in the Registration Statement.

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            (b) Each Holder will indemnify and hold harmless the Company from and against any and all loss, damage, liability, cost or expense to which the Company may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with information furnished in writing by such Holder for inclusion in the Registration Statement.

            (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this section of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will relieve the indemnifying party of any liability to the indemnified party pursuant to paragraphs (a) or (b) above only to the extent prejudicial to the ability of the indemnifying party to defend such action, and will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or
         (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

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         5. Miscellaneous. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall be construed in accordance with the laws of the State of Delaware. This Agreement may be executed in any number of counterparts each of which shall constitute one and the same instrument.

         IN WITNESS THEREOF, the parties hereto have executed and delivered this Agreement, as of the date first above written.


                             PREMIER RESEARCH WORLDWIDE, LTD.


                             By:  s/ Joel Morganroth
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                             HOLDERS:


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